NUCLEAR PLANT	12 Months Ended
Dec. 31, 2014
Notes to Consolidated Financial Statements [Abstract]
Nuclear Plant

NOTE 13. SAN ONOFRE NUCLEAR GENERATING STATION (SONGS)

SDG&E has a 20-percent ownership interest in SONGS, a nuclear generating facility near San Clemente, California, which ceased operations in June 2013. On June 6, 2013, Southern California Edison Company (Edison), the majority owner and operator of SONGS, notified SDG&E that it had reached a decision to permanently retire SONGS and seek approval from the Nuclear Regulatory Commission (NRC) to start the decommissioning activities for the entire facility. SONGS is subject to the jurisdiction of the NRC and the CPUC.

SDG&E, and each of the other owners, holds its undivided interest as a tenant in common in the property. Each owner is responsible for financing its share of expenses and capital expenditures. SDG&E’s share of operating expenses is included in Sempra Energy’s and SDG&E’s Consolidated Statements of Operations.

SONGS Outage and Retirement

Background

As part of the Steam Generator Replacement Project (SGRP), the steam generators were replaced in SONGS Units 2 and 3, and the Units returned to service in 2010 and 2011, respectively. Both Units were shut down in early 2012 after a water leak occurred in the Unit 3 steam generator. Edison concluded that the leak was due to unexpected wear from tube-to-tube contact. At the time the leak was identified, Edison also inspected and tested Unit 2 and subsequently found unexpected tube wear in Unit 2’s steam generator. In March 2012, in response to the shutdown of SONGS, the NRC issued a Confirmatory Action Letter (CAL) which, among other things, outlined the requirements for Edison to meet before the NRC would approve a restart of either of the Units.

In October 2012, Edison submitted a restart plan to the NRC proposing to operate Unit 2 at a reduced power level for a period of five months, at which time the Unit would be brought down for further inspection. Edison did not file a restart plan for Unit 3, pending further inspection and analysis of what repairs or modifications would be required to return the Unit to service in a safe manner. The NRC was reviewing the restart plan for Unit 2 proposed by Edison when in May 2013, the Atomic Safety and Licensing Board (ASLB), an adjudicatory arm of the NRC, concluded that the CAL process constituted a de facto license amendment proceeding that was subject to a public hearing. This conclusion by the ASLB resulted in further uncertainty regarding when a final decision might be made on restarting Unit 2.

The replacement steam generators were designed and provided by Mitsubishi Heavy Industries, Ltd., Mitsubishi Nuclear Energy Systems, Inc., and Mitsubishi Heavy Industries America, Inc. (collectively MHI). In July 2013, SDG&E filed a lawsuit against MHI seeking to recover damages SDG&E has incurred and will incur related to the design defects in the steam generators. In October 2013, Edison instituted arbitration proceedings against MHI seeking damages as well. We discuss these proceedings in Note 15.

Settlement Agreement to Resolve the CPUC’s Order Instituting Investigation (OII) into the SONGS Outage (SONGS OII)

SONGS OII

In November 2012, in response to the outage, the CPUC issued the SONGS OII, pursuant to California Public Utilities’ Code Section 455.5, which applies to cost recovery issues resulting from long-term outages of operating assets. The SONGS OII consolidated most SONGS outage-related issues into a single proceeding. The SONGS OII, among other things, designated all revenues associated with the investment in, and operation of, SONGS since January 1, 2012 as subject to refund to customers, pending the outcome of all phases of the proceeding. The SONGS OII proceeding was intended to determine the ultimate recovery of the investment in SONGS and the costs incurred since the commencement of this outage, including purchased replacement power costs, which are typically recovered through the Energy Resource Recovery Account (ERRA).

Entry Into Settlement Agreement

Pursuant to CPUC rules concerning settlements, SDG&E, Edison, The Utility Reform Network (TURN), and the CPUC Office of Ratepayer Advocates (ORA) held a settlement conference in March 2014 to discuss the terms to resolve the SONGS OII, and in April 2014, SDG&E, along with Edison, TURN, ORA and two other intervenors who joined the Settlement Agreement to the SONGS OII proceeding (collectively, the Settling Parties), filed a Settlement Agreement with the CPUC. On September 5, 2014, the CPUC issued a ruling proposing specific changes that included, as they relate to SDG&E, greater ratepayer benefit from third party cost recoveries and funding of a research program to reduce greenhouse gas emissions at a shareholder cost of $1 million per year for 5 years.

On September 23, 2014, the Settling Parties executed an Amended and Restated Settlement Agreement (Amended Settlement Agreement), which amended the Settlement Agreement to adopt all of the modifications and clarifications requested in the CPUC ruling. On October 9, 2014, the CPUC issued a proposed decision approving the Amended Settlement Agreement, which was adopted by the CPUC as a final decision on November 20, 2014.

As approved by the CPUC, the Amended Settlement Agreement constitutes a complete and final resolution of the SONGS OII and related CPUC proceedings regarding the SGRP at SONGS and the related outage and subsequent shutdown of SONGS. The Amended Settlement Agreement does not affect on-going or future proceedings before the NRC, or litigation or arbitration related to potential future recoveries from third parties (except for the allocation to ratepayers of any recoveries as described below) or proceedings addressing decommissioning activities and costs.

In November 2014, in accordance with the Amended Settlement Agreement, SDG&E filed an advice letter seeking authority from the CPUC, among other things, to implement the terms and establish the revenue requirement established by the Amended Settlement Agreement in rates starting January 1, 2015. In December 2014, the CPUC approved the advice letter and authorized SDG&E to update rates accordingly, subject to revision pending the results of a CPUC review of the changes to the revenue requirement proposed by SDG&E for consistency with the terms of the approved settlement decision. Upon conclusion of the CPUC’s review, SDG&E expects to receive a final disposition letter from the CPUC either confirming that SDG&E’s proposed rate changes were in compliance with the approved settlement decision or identifying changes that need to be made to the proposed rates and the resultant annual SONGS revenue requirement. Upon receipt of the final disposition letter, SDG&E will determine if final adjustment is necessary to increase or decrease the amount of the SONGS regulatory asset. SDG&E currently expects the CPUC to issue this final disposition letter in the first half of 2015.

The following is a summary of the Amended Settlement Agreement as it relates to SDG&E.

Disallowances, Refunds and Rate Recoveries

Based on the final decision, SDG&E will

  remove from rate base, as of February 1, 2012, its investment in the SGRP and refund to its customers the amount collected for its investment in and any return on its investment in the SGRP since such date. As of February 1, 2012, SDG&E’s net book value in the SGRP was approximately $160 million;
  be authorized to recover in rates its remaining investment in SONGS, including base plant and construction work in progress (CWIP), generally over a ten-year period commencing February 1, 2012, together with a return on investment at a reduced rate equal to:
  SDG&E’s weighted average return on debt, plus
  50 percent of SDG&E’s weighted average return on preferred stock, as authorized in the CPUC’s Cost of Capital proceeding then in effect (collectively, SONGS rate of return or SONGS ROR).

This results in a SONGS ROR of 2.75 percent for the period from February 1, 2012 through December 31, 2012 and 2.35 percent for the period from January 1, 2013 through December 31, 2014. The SONGS ROR for future periods will fluctuate based on SDG&E’s authorized weighted average returns on debt and preferred stock in effect for those future periods;

  be authorized to recover in rates its recorded 2012 and 2013 operations and maintenance expenses; in addition, SDG&E will be authorized to recover in rates the recorded costs for the 2012 refueling outage of Unit 2, subject to customary prudency review;
  be required to file an application in 2015 to recover in rates its 2014 recorded operation and maintenance expenses and non-operating operations and maintenance expenses;
  be authorized to recover in rates its remaining investment in materials and supplies over a ten-year period commencing February 1, 2012, together with a return on investment at the SONGS ROR;
  be authorized to recover in rates its remaining investment in nuclear fuel inventory and any costs incurred, or to be incurred, associated with nuclear fuel supply contracts over a ten-year period, together with a return equal to SDG&E’s commercial paper borrowing rate;
  be authorized to recover in rates through its fuel and purchased power balancing account (ERRA), subject to the normal CPUC compliance reviews, all costs incurred to purchase power in the market to replace the power that would have been generated at SONGS if not for the outage and shutdown of SONGS, and to recover by December 31, 2015 any SONGS-related ERRA undercollections. SDG&E’s replacement power purchase costs through June 6, 2013 (the date of SONGS’ retirement) were approximately $165 million, using the methodology followed in the SONGS OII; and
  have a five-year funding commitment of $1 million per year to the University of California (UC) Energy Institute (or other existing UC entity engaged in energy technology development) to create a Research Development and Demonstration program, whose goal would be to deploy new technologies, methodologies, and /or design modifications to reduce greenhouse gas (GHG) emissions, particularly at current and future generating plants in California. This term was a modification requested by the CPUC.

Potential Third Party Recoveries

The Amended Settlement Agreement also addresses how potential recoveries from third parties will be allocated between ratepayers and SDG&E, as we describe below.

As we discuss in more detail in Note 15, SDG&E and the other owners of SONGS carry accidental property damage and accidental outage insurance issued by Nuclear Electric Insurance Limited (NEIL), a mutual insurance company. Edison, on behalf of itself and the other minority owners in SONGS (including SDG&E), has placed NEIL on notice of claims under both policies. Under the Amended Settlement Agreement, recoveries from NEIL, if any, will first be applied to reimburse costs incurred in pursuing such recoveries, including litigation costs. To the extent SDG&E’s share of recoveries from NEIL attributable to the NEIL accidental outage policy exceeds such costs, recoveries will be allocated 95 percent to ratepayers and 5 percent to SDG&E. To the extent SDG&E’s share of recoveries from other NEIL policies (such as the accidental property damage policy) exceeds such costs, recoveries will be allocated 82.5 percent to ratepayers and 17.5 percent to SDG&E.

As we discuss in more detail in Note 15, SDG&E has filed a lawsuit against MHI, which designed and provided the steam generators that failed. This proceeding was stayed in favor of an arbitration proceeding instituted by Edison. Under the Amended Settlement Agreement, recoveries from MHI, if any, will first be applied to reimburse costs incurred in pursuing such recoveries, including litigation costs. To the extent SDG&E’s share of recoveries from MHI exceeds such costs, they will be allocated 50 percent to SDG&E and 50 percent to ratepayers.

The Amended Settlement Agreement provides that the resolution of the claims with NEIL and the dispute with MHI do not require CPUC approval, but requires that Edison and SDG&E:

  use their best efforts to inform the CPUC of any settlements or resolutions of the issues to the extent possible without compromising any aspect of such settlements or resolutions, and allow the CPUC to review documentation of final resolution of third-party litigation and litigation costs to ensure that the ratepayer refund calculations are accurately calculated and that the litigation costs are not exorbitant in relation to the recovery obtained.

There is no assurance that there will be any recoveries from NEIL or MHI or that if there are recoveries, that they will exceed the costs incurred to pursue them. Were there to be recoveries, SDG&E cannot provide any assurance as to when they would be received or the amount of any such recoveries. SDG&E currently expects that NEIL will make a coverage determination regarding the accidental outage policy by the end of 2015.

The Amended Settlement Agreement also provides SDG&E with an incentive in the event proceeds are secured from the sale of materials and supplies and/or nuclear fuel, as well as in the event that nuclear fuel investments are reduced by contract cancellations. This incentive allows SDG&E to retain 5 percent of its proportionate share of any sales proceeds and to recover 5 percent of its proportionate share of the excess of cancelled contract obligations over cancellation costs. The balance of the sale proceeds and cancellation benefits would be credited to ratepayers.

Accounting and Financial Impacts

In the second quarter of 2013, SDG&E reported a pretax loss from plant closure of $200 million ($119 million after-tax) as a result of its initial assessment of the financial impact of the outcome of the SONGS OII proceeding. In the first quarter of 2014, as a result of entering into the Settlement Agreement, SDG&E recorded a $13 million reduction to the pretax loss from plant closure, but a $9 million increase in the after-tax loss from plant closure. The after-tax loss included a $17 million charge to reduce certain tax regulatory assets that may no longer be recoverable in rates pursuant to the Settlement Agreement. In the third quarter of 2014, SDG&E recorded a charge for the impact of the modifications and clarifications in the Amended Settlement Agreement on the regulatory asset, which charge was not material. In the fourth quarter of 2014, in conjunction with filing the advice letter regarding revenue requirement and determining the timing of refunds to ratepayers, SDG&E recorded a charge to Plant Closure Loss of $19 million pretax ($12 million after-tax). The total Plant Closure Loss in 2014 was $6 million pretax ($21 million after-tax). A regulatory asset for the expected recovery of SONGS costs, consistent with the Amended Settlement Agreement, is recorded on the Consolidated Balance Sheets of Sempra Energy and SDG&E in Other Regulatory Assets (long-term). The amount of this regulatory asset is $308 million at December 31, 2014.

SDG&E does not expect that implementation of the Amended Settlement Agreement will have a material adverse impact on its future results of operations or financial condition.

NRC Proceedings

In December 2013, Edison received a final NRC Inspection Report that identified a violation for the failure to verify the adequacy of the thermal-hydraulic and flow-induced vibration design of the Unit 3 replacement steam generator. In January 2014, Edison provided a response to the NRC Inspection Report stating that MHI, as contracted by Edison to prepare the SONGS replacement steam generator design, was the party responsible for validating the design of the steam generators.

In addition, the NRC issued an Inspection Report to MHI containing a Notice of Nonconformance for its flawed computer modeling in the design of the replacement steam generators.

Because SONGS has ceased operation, NRC inspection oversight of SONGS will now be continued through the NRC’s Decommissioning Power Reactor Inspection Program to verify that decommissioning activities are being conducted safely, that spent fuel is safely stored onsite or transferred to another licensed location, and that the site operations and licensee termination activities conform to applicable regulatory requirements, licensee commitments and management controls.

Nuclear Decommissioning and Funding

As a result of Edison’s decision to permanently retire SONGS Units 2 and 3, Edison has begun the decommissioning phase of the plant. The process of decommissioning a nuclear power plant is governed by the regulations of various governmental and other agencies, including but not limited to, those of the NRC, the U.S. Department of the Navy (the land owner) and the CPUC. The NRC regulations generally categorize the decommissioning activities into three phases: initial activities, major decommissioning and storage activities, and license termination. Initial activities include providing notice of permanent cessation of operations (provided by Edison to the NRC on June 12, 2013) and notice of permanent removal of fuel from the reactor vessels (provided by Edison on June 28 and July 22, 2013 for Units 3 and 2, respectively). Within two years after the cessation of operations, the licensee (Edison) must submit a post-shutdown decommissioning activities report (PSDAR), an irradiated fuel management plan (IFMP) and a site-specific decommissioning cost estimate (DCE). Edison submitted each of the PSDAR, the IFMP and the DCE to the NRC in September 2014.

In accordance with state and federal requirements and regulations, SDG&E has assets held in trusts, referred to as the Nuclear Decommissioning Trusts (NDT), to fund decommissioning costs for SONGS Units 1, 2 and 3. Decommissioning of Unit 1, removed from service in 1992, is largely complete. The remaining work will be done when Units 2 and 3 are decommissioned. At December 31, 2014, the fair value of SDG&E’s NDT assets was $1.1 billion. Except for the use of funds for the planning of decommissioning activities or NDT administrative costs, CPUC approval is required for SDG&E to access the NDT assets to fund SONGS decommissioning costs for Units 2 and 3. In February 2014, SDG&E filed a request with the CPUC for such authorization for costs incurred in 2013. Until CPUC approval to access the NDT to pay for such costs is received, SDG&E will use working capital to pay for any SONGS Units 2 and 3 decommissioning costs incurred, and such expenditures will be reimbursed from the NDT upon that approval.

SDG&E currently anticipates a decision regarding its ability to use the monies in the NDT by the end of 2015.

In December 2012, SDG&E and Edison filed a joint application with the CPUC requesting continued rate recovery to fund the NDT to ensure that the NDT has sufficient funding to pay for the estimated cost of decommissioning SONGS. SDG&E is currently authorized to recover $8 million annually to fund additional investments in the NDT. In December 2014, the CPUC issued a decision authorizing SDG&E to continue to collect and contribute to the NDT $8 million annually.

In December 2014, SDG&E and Edison filed a joint application with the CPUC submitting a detailed study of the costs to decommission SONGS Units 2 and 3. The cost study estimates the total decommissioning costs for Units 2 and 3 at $4.411 billion, of which SDG&E’s share is $899 million. The joint application requests that the CPUC determine the cost study to be reasonable and asks that SDG&E’s contributions to the NDT be set at zero ($0.00) beginning January 1, 2016, given the current expectation that the NDT will be sufficiently funded over time. The application also requests that the CPUC approve a standardized process for regularly reviewing the reasonableness of decommissioning activities and costs and authorizing disbursements from the NDT.

On September 5, 2014, the NRC approved Edison’s February 2014 request (made on behalf of SONGS co-owners) for exemptions from various federal decommissioning requirements. These exemptions provide NRC approval for SONGS co-owners to use NDT funds for all types of decommissioning activity costs, including fuel management and site restoration costs. As noted above, however, CPUC approval to access the NDT to pay for such costs is still required for SDG&E and Edison to use NDT funds.

Edison’s submission of the PSDAR and the DCE in September 2014 allows the SONGS co-owners to commence major decommissioning activities, and submission of the DCE provides the NRC authorization for the SONGS co-owners to access the majority of their decommissioning trust funds, both starting 90 days after the NRC receives the documents, unless the NRC staff raises objections. No objections were received during the 90-day period.

Nuclear Decommissioning Trusts

The amounts collected in rates for SONGS’ decommissioning are invested in externally managed trust funds. Amounts held by the trusts are invested in accordance with CPUC regulations. These trusts are shown on the Sempra Energy and SDG&E Consolidated Balance Sheets at fair value with the offsetting credits recorded in Regulatory Liabilities Arising from Removal Obligations.

The following table shows the fair values and gross unrealized gains and losses for the securities held in the trust funds. We provide additional fair value disclosures for the trusts in Note 10.

NUCLEAR DECOMMISSIONING TRUSTS
(Dollars in millions)
		Gross	Gross	Estimated
		unrealized	unrealized	fair
	Cost	gains	losses	value
At December 31, 2014:
Debt securities:
Debt securities issued by the U.S. Treasury and other
U.S. government corporations and agencies(1)	$103	$6	$ ―	$109
Municipal bonds(2)	121	8	―	129
Other securities(3)	206	7	(6)	207
Total debt securities	430	21	(6)	445
Equity securities	215	444	(4)	655
Cash and cash equivalents	30	1	―	31
Total	$675	$466	$(10)	$1,131
At December 31, 2013:
Debt securities:
Debt securities issued by the U.S. Treasury and other
U.S. government corporations and agencies	$116	$3	$(2)	$117
Municipal bonds	110	2	(1)	111
Other securities	155	3	(5)	153
Total debt securities	381	8	(8)	381
Equity securities	207	409	(2)	614
Cash and cash equivalents	39	―	―	39
Total	$627	$417	$(10)	$1,034
(1) Maturity dates are 2016-2060.
(2) Maturity dates are 2015-2047.
(3) Maturity dates are 2015-2111.

The following table shows the proceeds from sales of securities in the trusts and gross realized gains and losses on those sales.

SALES OF SECURITIES
(Dollars in millions)
	Years ended December 31,
	2014	2013	2012
Proceeds from sales(1)	$601	$685	$723
Gross realized gains	11	26	21
Gross realized losses	(11)	(18)	(13)
(1)	Excludes securities that are held to maturity.

Net unrealized gains (losses) are included in Regulatory Liabilities Arising from Removal Obligations on the Consolidated Balance Sheets. We determine the cost of securities in the trusts on the basis of specific identification.

Customer contribution amounts are determined by the CPUC using estimates of after-tax investment returns, decommissioning costs, and decommissioning cost escalation rates. Changes in investment returns and decommissioning costs may result in a change in future customer contributions.

Asset Retirement Obligation and Spent Nuclear Fuel

SDG&E’s asset retirement obligation related to decommissioning costs for the SONGS units was $713 million at December 31, 2014. That amount includes the cost to decommission Units 2 and 3, and the remaining cost to complete the decommissioning of Unit 1, which is substantially complete. The asset retirement obligation at December 31, 2014 is based on an updated cost study prepared in 2014 that reflects the acceleration of the start of decommissioning Units 2 and 3 as a result of the early closure of the plant. SDG&E’s share of decommissioning costs in 2014 dollars is approximately $937 million.

Unit 1 was permanently shut down in 1992, and physical decommissioning began in January 2000. Most structures, foundations and large components have been dismantled, removed and disposed of. Spent nuclear fuel has been removed from the Unit 1 Spent Fuel Pool and stored on-site in an independent spent fuel storage installation (ISFSI) licensed by the NRC. The decommissioning of Unit 1 remaining structures (subsurface and intake/discharge) will take place as Units 2 and 3 are decommissioned. The ISFSI will be decommissioned after a permanent storage facility becomes available and the DOE removes the spent fuel from the site. The Unit 1 reactor vessel is expected to remain on site until Units 2 and 3 are fully decommissioned. Until then, SONGS owners are responsible for interim storage of spent nuclear fuel at SONGS until the DOE accepts it for final disposal. Spent nuclear fuel for Units 2 and 3 has been stored in the SONGS spent fuel pools for each reactor and in the ISFSI.

We provide additional information about SONGS in Note 15.